UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                 July 12, 2006
             ------------------------------------------------------
                                 Date of Report
                       (Date of earliest event reported)


                           Roma Financial Corporation
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)

       United States                      0-52000              51-0533946
 ----------------------------         ---------------        -------------
 (State or other jurisdiction         (SEC Commission        (IRS Employer
     of incorporation)                   File No.)        Identification Number)

2300 Route 33, Robbinsville, New Jersey                        08691
---------------------------------------                        -----
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code: (609) 223-8300
                                                    --------------

                                 Not Applicable
             ------------------------------------------------------
          (Former name or former address, if changed since last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___  Written communications pursuant to Rule 425 under the Securities Act
___  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act
___  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 8.01.  Other Events

         The Registrant announced on July 12, 2006 that it had completed its minority stock offering and that trading of its common stock would commence on July 12, 2006 on NASDAQ under the symbol "ROMA." Roma Financial Corporation, MHC, which formerly owned 100% of the Registrant, now holds 22,584,995 shares, or 69% of the Registrant's outstanding common stock, and 9,819,562 shares, or 30% of the outstanding common stock, have been issued to subscribers in the offering, including 811,750 shares that were purchased by the Roma Bank Employee Stock Ownership Plan. Roma Financial Corporation contributed 327,318 shares, representing the remaining 1% of the outstanding common stock, to Roma Bank Community Foundation, Inc.

         Reference is made to the press release dated July 12, 2006, which is attached hereto as Exhibit 99 and incorporated herein by this reference.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits


         Exhibit
         Number   Description
         ------   -----------

          99      Press Release dated July 12, 2006

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                   ROMA FINANCIAL CORPORATION





Date: July 12, 2006                           By:  /s/Sharon L. Lamont
                                                   -----------------------
                                                   Sharon L. Lamont
                                                   Chief Financial Officer